PLAN (AMENDED) EXHIBIT "G"

          List of Allowed Deeply Subordinated Claims (Class 8)

                               EXHIBIT " G"

                                LIST OF
               ALLOWED DEEPLY SUBORDINATED CLAIMS (CLASS 8)

CLAIM NO.     CLAIMANT                               	EXPLANATION   CLAIM AMOUNT
                                                      NOTES
    4         Afco Credit Corporation                                 $110,000.00
  236         Brighton Bank                               	A          $295,000.00
  121         Brobeck Phleger                                          $40,000.00
  130         Fuji Bank                                    A        $4,000,000.00
  169         Security Pacific Bank
              Seattle First National Bank                           $1,000,000.00
None - See    Washington Square as lead lender
Order dated   for a consortium of lenders
9/25/95                                                             $3,500,000.00

     TOTAL:                                                         $8,945,000.00


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(A) Claim has been assigned to Credit Research and Trading LLC.